Exhibit 10.2







                  NINTH AMENDMENT TO BUSINESS LOAN AGREEMENT

                                     Between

                              CFI PROSERVICES, INC.

                                       and

             BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION
                                 April 30, 1998

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                  NINTH AMENDMENT TO BUSINESS LOAN AGREEMENT

      THIS NINTH AMENDMENT TO BUSINESS LOAN AGREEMENT ("Amendment") is made between CFI ProServices, Inc., an Oregon corporation ("Borrower"), and Bank of America National Trust & Savings Association, successor by merger to Bank of America Oregon (including its successors and/or assigns, "Bank").

                                   BACKGROUND

      A. On November 8, 1995, Bank and Borrower executed that certain Business Loan Agreement ("Original Agreement"), in which Bank agreed to lend, and Borrower agreed to borrow, a revolving line of credit in the maximum original principal sum of $5,000,000.00. Since the date of the Original Agreement, Bank and Borrower have entered into the following amendments that have changed certain terms and conditions of the Original Agreement, including but without limitation (i) increasing the maximum amount of the revolving line of credit to $10,000,000 ("Loan") and (ii) extending the maturity date of the Loan to May 1, 2000: Amendment No. 1 to Business Loan Agreement, dated as of May 17, 1996 ("First Amendment"); Amendment No. 2 to Business Loan Agreement, dated as of July 1, 1996 ("Second Amendment"); Amendment No. 3 to Business Loan Agreement, dated as of September 24, 1996 ("Third Amendment"); Amendment No. 4 to Business Loan Agreement, dated as of November 21, 1996 ("Fourth Amendment"); Amendment No. 5 to Business Loan Agreement, dated as of December 31, 1996 ("Fifth Amendment"); Sixth Amendment to Business Loan Agreement, dated as of March 1, 1997; and Seventh Amendment to Loan Agreement, dated as of June 1, 1997 ("Seventh Amendment"); and Eighth Amendment to Business Loan Agreement, dated as of March 31, 1998 ("Eighth Amendment"). The Original Agreement, as modified by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, and Eighth Amendment is hereinafter called the "Agreement".

      B. Bank and Borrower desire to enter into this Amendment to set forth the terms and conditions on which the interest rate on the Loan shall be reduced.

                                   AGREEMENTS

      For valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Bank and Borrower, the parties agree to amend the Agreement as follows:

I. LIBOR RATE. Section 1.7 of the Agreement is amended to delete the figure "1.50" and to replace it with the figure "1.40".

II. CONDITIONS PRECEDENT. Unless waived in writing by Bank, this Amendment shall be of no force or effect until Borrower delivers to Bank a fully executed copy of this Amendment and pays the Bank its attorneys' fees in the amount of $100.00 for the preparation of this Amendment.

III. MISCELLANEOUS. Except as expressly amended by this Amendment, the Agreement remains in full force and effect and is hereby ratified and confirmed. This Amendment shall be governed by the laws of the State of Oregon. If any provision or clause of this Amendment conflicts with applicable law, such conflict shall not affect other provisions or clauses hereof

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which can be given effect without the conflicting provision, and to this end the provisions hereof are declared to be severable. The captions and headings of the sections of this Amendment are for convenience only and shall not be used to interpret or define the provisions hereof. This Amendment may be signed in any number of counterparts and shall constitute an enforceable agreement when all signed counterparts are assembled together in one Amendment that is signed by all parties.

WRITTEN AGREEMENTS: UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE BANK AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THAT BANK TO BE ENFORCEABLE.

Borrower:                                       Bank:
CFI PROSERVICES, INC.                           BANK OF AMERICA  NATIONAL TRUST
& SAVINGS ASSOCIATION

By:   /S/ Kurt W. Ruttum                        By:   /S/ R. E. McCall
      ------------------                              ----------------
Name: Kurt W. Ruttum                            Name: R. E. McCall
Its:  VP & CFO                                  Its:  VP & Relationship Manager